SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]        Preliminary Proxy Statement    [_] Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))
[X]        Definitive Proxy Statement

[_]        Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            EUROWEB INTERNATION CORP.
------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]        No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


           Title of each class of securities to which transaction applies:

           ___________________________________________________________________


           Aggregate number of securities to which transaction applies:

           ___________________________________________________________________


           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ___________________________________________________________________


           Proposed maximum aggregate value of transaction:

           ___________________________________________________________________


           Total fee paid:

           ___________________________________________________________________

[_]        Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)        Amount Previously Paid:

           ___________________________________________________________________

(2)        Form, Schedule or Registration Statement No.:

           ___________________________________________________________________


(3)        Filing Party:

           __________________________________________________________________


(4)        Date Filed:

           ___________________________________________________________________

Notes:

EUROWEB INTERNATIONAL CORP.
                                             EuroWeb Internet Szolgaltato Rt.
445 Park Avenue, New York, NY  10022         H-1122 Budapest; Varosmajor u. 13
Tel: (212) 758-9870; Fax: (212) 758-9896             1535 Budapest;  Hungary
                                                       Tel: (+36 1) 22 44 000
                                                       Fax: (+36 1) 22 44 100
______________________________________________________________________________
------------------------------------------------------------------------------




TO THE STOCKHOLDERS OF EUROWEB INTERNATIONAL CORP.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of EuroWeb International Corp., a Delaware corporation (the "Company"), will be held at 2:00 P.M. (New York time), on May 29, 2001 at 445 Park Avenue, 15th Floor, New York, New York 10022:

1. To elect five (5) directors of the Company to serve until the 2002 Annual Meeting of Stockholders or until their successors have been duly elected and qualified;

2. To ratify the appointment of KPMG HUNGARIA Kft. as auditors of the Company for the fiscal year ending December 31, 2001; and

3. To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof. The
     Board of Directors is not aware of any other business to come before the Meeting.

     The Board of Directors has fixed April 10, 2001 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. Only holders of record of the Company's common stock, par value $.001 per share ("Common Stock"), at the close of business on the Record Date are entitled to vote on all matters coming before the Meeting or at any adjournment or postponement thereof. A complete list of stockholders of record entitled to vote at the Meeting will be maintained in the Company's offices at 445 Park Avenue, New York, New York 10022, for ten days prior to the Meeting.

      Whether or not you plan to attend the Meeting in person, please mark, execute, date and return the enclosed proxy in the envelope provided
(which requires no postage if mailed within the United States). Should you attend the Meeting in person you may, if you wish, withdraw your proxy and vote your shares in person.

                     By Order of the Board of Directors,

                                /s/Frank R. Cohen
                                Frank R. Cohen
                                Chairman of the Board
New York, New York
April 18, 2001

EUROWEB INTERNATIONAL CORP.
                                             EuroWeb Internet Szolgaltato Rt.
445 Park Avenue, New York, NY  10022         H-1122 Budapest; Varosmajor u. 13
Tel: (212) 758-9870; Fax: (212) 758-9896             1535 Budapest;  Hungary
                                                       Tel: (+36 1) 22 44 000
                                                       Fax: (+36 1) 22 44 100
______________________________________________________________________________
------------------------------------------------------------------------------

                                                     April 18, 2001

-----------------------------------------------------------------------------
                                 PROXY STATEMENT
------------------------------------------------------------------------------

                        AN ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 29, 2001

                                  INTRODUCTION

                     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of EuroWeb International Corp. (the "Company") to be used at the Annual Meeting of Stockholders of the Company to be held at 2 P.M. New York time, on May 29, 2001 at 445 Park Avenue, 15th Floor, New York, New York 10022, or at any adjournments or postponements thereof (the "Meeting"). This Proxy
Statement and the accompanying Notice of Annual Meeting and form of proxy are first being sent or given to stockholders on or about April 18, 2001.

                     At the Meeting, the stockholders of the Company are being asked to consider and vote upon: (i) the election of five directors of the Company to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified; and (ii) the ratification of the appointment of KPMG HUNGARIA Kft. ("KPMG") as auditors of the Company for the fiscal year ending December 31, 2001.

VOTING RIGHTS AND PROXY INFORMATION

                     All shares of common stock, par value $.001 per share, of the Company (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon.
If no instructions are indicated, properly executed proxies will be voted for election of all nominees for director named below and for the ratification of the appointment of the auditors. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgement. Proxies should not be sent by the stockholder to the Company, but to Automatic Data Processing, Inc. - Investor Communication Services, at 51 Mercedes Way, Edgewood, New York 11717. A pre-addressed, postage-paid envelope is provided for this purpose. The cost of preparing, assembling and mailing these proxy materials will be paid by the Company.

                     A proxy delivered pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by (i) filing with the Chairman of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Chairman of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Frank R. Cohen, Chairman of the Board, EuroWeb International Corp., 445 Park Avenue, New York, New York 10022.

VOTE REQUIRED FOR APPROVAL

                     By action  taken by the Board of  Directors  on January
7, 2000, the quorum required for the transaction of business at all meetings is now one-third of all issued and outstanding shares entitled to vote. The election of directors requires the affirmative vote of a plurality of the shares of Common Stock voting in person or by proxy at the Meeting. Accordingly, abstentions and proxies returned by brokers as "non-votes" on behalf of shares held in "street name" will have no effect on the outcome of the election of directors. The affirmative vote of a majority of the shares present at the meeting (in person or by proxy) is required for the ratification of the appointment of KPMG as auditors of the Company for the fiscal year ending December 31, 2001. Accordingly, abstentions will have the same effect as a vote against the proposal.

                     KPN Telecom B.V., a Netherlands limited liability company ("KPN") is the beneficial owner of approximately 52% of the outstanding voting power of the Company's shares. Accordingly, KPN has the power to elect the five nominees for director and to approve KPMG as auditors. KPN has indicated that it will vote its shares in accordance with the recommendations of the Board of Directors.

                     YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED EACH OF THE PROPOSALS SET FORTH HEREIN. ACCORDINGLY, THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE DIRECTORS NAMED HEREIN AND THE RATIFICATION OF THE APPOINTMENT OF KPMG AS AUDITORS.

VOTING SECURITIES

                     April 10, 2001 has been set as the record date (the "Record Date") for determining stockholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were outstanding 23,624,531 shares of Common Stock entitled to vote at the Stockholders Meeting (outstanding shares) which number does not include 579,550 treasury shares which are owned by the Company and are not to entitled to vote at the Stockholders Meeting. Each holder of outstanding shares is entitled to one vote per share.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                     The following table sets forth information with respect to the beneficial ownership of the Common Stock as of April 12, 2001 by
(i) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock; (ii) each director of the Company; and (iii) all executive officers and directors as a group. Except as otherwise indicated below, each of the entities or persons named in the table has sole voting and investment powers with respect to all outstanding shares of Common
Stock beneficially owned by it or him as set forth opposite its or his name.


                                 Shares
Name and Address                 Beneficially Owned (1)      Percent Owned (1)
----------------------------  --------------------------  --------------------

KPN Telecom B.V.                      12,305,066(2)                 52%
Maanplein 5
The Hague, The Netherlands

Frank R. Cohen                        525,000 (3)                   2.23%
445 Park Avenue
New York, NY 10022

Robert Genova                         608,000 (4)                   2.58%
227 Route 206, Unit 11
Flanders, NJ 07836

Csaba Toro                            485,000(5)                    2.05%
1122 Budapest
Varosmajor utca 13
Hungary

Marten Pieters(6)                     0                             0
KPN Telecom B.V.
Maanplein 5
The Hague, The Netherlands
                                      0                             0
Rob van Vliet(6)
KPN Telecom B.V.
Maanplein 5
The Hague, The Netherlands
All Officers and Directors as         1,618,000                     6.84%
a Group (5 Persons)

____________________________
(1) Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated, subject to community property laws, where applicable. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares which such person has the right to acquire within 60 days after April 10, 2001. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on April 10, 2001, any security which such person or group of persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership for such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) Information included within a Schedule 13D dated February 24, 2000 and filed with the Securities and Exchange Commission, in which Schedule 13D, KPN Telecom B.V. ("KPN"), the Reporting Person under the Schedule 13D, states that KPN, in addition to this number of shares of Common Stock beneficially owned, also holds 2,774,082 shares of Common Stock pursuant to an option, that is exercisable at a purchase price of $1.38 per share upon exercise by a third party of an option or warrant for an identical number of shares of the Company's Common Stock so as to preserve KPN's majority interest in the Company, as specified in the Option Agreement, dated November 19, 1999 and amended by the Amended and Restated Agreement of December 13, 1999. In a press conference held on March 26, 2001, Paul Smits, Chairman of the Board of KPN, stated that, in connection with focusing on a smaller core of markets and reducing debt, KPN intended to sell its interests in a number of companies, including its interest in Euroweb, and that discussions were under way with several seriously interested parties.
(3) Includes 515,000 shares of Common Stock issuable upon exercise of currently exercisable options: 100,000 shares at $1.00 per share pursuant to Mr. Cohen's September 1998 employment contract; 315,000 shares at $2.00 per share pursuant to an April 1999 modification to his employment contract; and 70,000 shares at $1.25 per share and 30,000 shares at $1.625 per share pursuant to the Company's 1993 Stock Option Plan.
(4) Includes 470,000 shares of Common Stock issuable upon exercise of currently exercisable options: 70,000 shares at $1.00 per share pursuant to Mr. Genova's September 1998 employment contract; 370,000 shares at $2.00 per share pursuant to an April 1999 modification to his employment contract; and 30,000 shares at $1.625 pursuant to the Company's 1993 Stock Option Plan.
(5) Includes 485,000 shares of Common Stock issuable upon exercise of currently exercisable options: 100,000 shares at $1.00 per share pursuant to Mr. Toro's September 1998 employment agreement; 315,000 shares at $2.00 per share pursuant to an April 1999 modification to his employment agreement; 50,000 shares at $2.00 per share granted pursuant to a prior consulting agreement, and 20,000 shares at $1.50 pursuant to the Company's 1993 Stock Option Plan.
(6) Representative of KPN Telecom B.V. For share ownership of KPN Telecom B.V., see above in this table.



                                       I.

                              ELECTION OF DIRECTORS
                           (ITEM 1 ON THE PROXY CARD)

                     At the Meeting,  five directors are to be elected.
Pursuant to the Company's By-laws, all directors are elected to serve for the ensuing year and until their respective successors are elected and qualified. The stockholders will be asked to elect the five (5) incumbent directors. Unless otherwise directed, the persons named in the enclosed Proxy intend to cast all votes pursuant to proxies received for the election of Messrs. Frank
R. Cohen, Robert Genova, Csaba Toro, Marten Pieters and Rob van Vliet (collectively, the "Nominees"). If any of the Nominees becomes unavailable for any reason, which event is not anticipated, the shares represented by the enclosed proxy will be voted for such other person designated by the Board.

BACKGROUND OF NOMINEES

                     The following information regarding the Nominees, their occupations, employment history and directorships in certain companies is as reported by the respective Nominees:

                     Frank R. Cohen, age 80, is Chief Financial Officer, and has been a Director and Secretary of the Company since its inception in 1992, and has been Chairman of the Board since February 6, 1997. Mr. Cohen has also held the position of Chief Executive Officer of the Company from February 1997 to October 1999. Mr. Cohen has been practicing law in the City of New York since 1946.

                     Robert Genova, age 59, has been a Director, President and Treasurer of the Company from September 1998 to October 1999. Since October 1999 Mr. Genova has held the position of Chief Executive Officer and President of the Company. Prior to holding such positions with the Company, Mr. Genova had been a management and financial consultant to the Company since 1992 and to other companies since 1990.

                     Csaba Toro, age 35, has been Vice President of the Company since September 1998, and has also been the Company's International Managing Director (COO) of all European Operations since October 1999. From 1997 to 1999, Mr. Toro was managing director of the Company's Hungarian subsidiary. Prior thereto, since 1994, he was managing director of ENET Kft., which company was acquired by the Company in 1997.

                     Marten Pieters, age 47, has been a Director of the Company since February 2000. Mr. Pieters is also a member of KPN's Board of Management and, in such capacity, is responsible for KPN's international activities in Europe and the United States. He has also been on the Supervisory Board of KPNQwest, a facilities-based, pan-European provider of datacentric IP protocol-based services, since 1999. Mr. Pieters currently holds seats on the boards of various operators including Eircom in Ireland and also of new telcos such as Pantel in Hungary. Marten Pieters is a graduate in Dutch law and completed a postgraduate course in Economics in 1977.

                     Rob van Vliet, age 46, has been a Director of the Company since May 2000. Mr. Van Vliet is since 1998 responsible within KPN for the international IP/data activities as developed in KPNQwest and recently Euroweb. During the period from November 1998 until January 2000 he was also a member of the Supervisory Board of Planet Internet, a consumer ISP in Belgium. From 1993 until 1998 Mr. Van Vliet was active as Project Director for KPN's international acquisitions at first in Central and Eastern Europe and later on extended to the whole of Europe and America.

                     Directors are elected annually and hold office until the next annual meeting of the stockholders of the Company and until their successors are elected and qualified. Officers are elected annually and serve at the discretion of the Board of Directors.



MEETINGS OF THE BOARD OF DIRECTORS

                     During the Company's last fiscal year, its Board of Directors held two (2) regular meetings and four (4) special meetings. All members attended all the meetings of the Board of Directors, which were held while such persons were serving as directors during the Company's last fiscal year.

AUDIT AND COMPENSATION COMMITTEES

                     The Company has standing audit and compensation committees, but has no nominating committee. The members of the Audit Committee are Messrs. Frank Cohen, Marten Pieters and Rob van Vliet, a majority of whom are independent as defined by Rule 4200(a)(14) of the National Association of Securities Dealers ("NASD"). On March 23, 2001 the Company's Board of Directors approved and adopted a written charter for the Audit Committee, a copy of which is included as an Appendix to this Proxy Statement. During the last fiscal year the Audit Committee held one (1) meeting. The Audit Committee, to the extent not otherwise approved by the full Board of Directors:


o          approves the selection of the independent auditors for the Company;
o          reviews the scope and results of the annual audit;
o          approves the services to be performed by the independent auditors;
o          reviews the performance and fees of the independent auditors;
o          reviews the independence of the auditors; and
o          reviews related party transactions.

                     The Compensation Committee is comprised of the same members as those in the Audit Committee, and, to the extent not otherwise approved by the full Board of Directors:

o adopts and oversees the administration of compensation plans for executive officers and senior management of the Company;
o          determines awards granted to executive officers under such plans;
o          approves the Chief Executive Officer's compensation; and
o          reviews the reasonableness of such compensation.

During the past fiscal year the Compensation Committee had one (1) meeting.

SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

                     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more then 10 percent of the Company's Common Stock, to file with the SEC the initial reports of ownership and reports of changes in ownership of common stock. Officers, directors and greater than 10 percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

                     Specific due dates for such reports have been established by the Commission and the Company is required to disclose in this Proxy Statement any failure to file reports by such dates during fiscal 2000. Based solely on its review of the copies of such reports received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that during the fiscal year ended December 31, 2000, there was no failure to comply with Section 16(a) filing requirements applicable to its officers, directors and ten percent stockholders.

POLICY WITH RESPECT TO SECTION 162(m)

                     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), provides that, unless an appropriate exemption applies, a tax deduction for the Company for compensation of certain executive officers named in the Summary Compensation Table will not be allowed to the extent such compensation in any taxable year exceeds $1 million. As no executive officer of the Company received compensation during 2000 approaching $1 million, and the Company does not believe that any executive officer's compensation is likely to exceed $1 million in 2001, the Company has not developed an executive compensation policy with respect to qualifying compensation paid to its executive officers for deductibility under Section 162(m) of the Code.

EXECUTIVE COMPENSATION

                     The following table sets forth information concerning the annual and long term compensation of the Company's Chief Executive Officer and Chief Financial Officer, the latter being the only executive officers of the Company whose annual salary and bonus exceeds $100,000, during the Company's 1998, 1999 and 2000 fiscal years:

                                                                C>


                             ANNUAL COMPENSATION                                LONG-TERM COMPENSATION
                           ___________________________________________  _____________________________________________________
                                                                        Restricted         Number of
                                                       Bonus and Other  Stock Award(s)     Securities
                           Year Ended                  Annual Salary    --------------     Underlying          All Other
Name and Principal         December 31,    Salary ($)   ($)               ($)             Options/SARs (#)    Compensation ($)
Position
__________________         ____________   ___________  ______________   _______________   _______________     _______________

Frank R. Cohen               2000          200,000       --                --                    515,000         --
Chairman of the Board
                             1999          200,000       --                --                    515,000         --
Secretary                    1998          150,000       --                --                    130,000         --
Treasurer (C.F.O.)

Robert Genova                2000          350,000       --                --                    470,000         --
President                    1999          350,000       --                --                    470,000         --
Chief Executive Officer      1998           72,000       --                --                    130,000         --



The following tables set forth the information concerning individual grants of stock options and appreciation rights during the last fiscal year to each of the Company's executive officers named above.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

There were no grants of Stock Options/SAR made to the named Executives during the fiscal year ended December 31, 2000.


AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION/SAR
VALUES



Name            Number of Shares  Value         Number of Securities Underlying       Value of Unexercised In-the-Money
                Acquired on       Realized ($)  Unexercised Options at Fiscal Year    Options at Fiscal Year End *
                Exercise (#)                    End (#)
                                                Exercisable/Unexercisable             Exercisable/Unexercisable
Robert Genova   30,000            $30,000       470,000/0                             $0.00
Frank R. Cohen  - 0 -             - 0 -         515,000/0                             $0.00



* Fair market value of underlying securities (calculated by subtracting the exercise price of the options from the closing price of the Company's Common Stock quoted on the Nasdaq as of December 31, 2000), which was $0.78 per share.


EMPLOYMENT AND MANAGEMENT AGREEMENTS

                     The Company entered into six-year agreements with its Chairman of the Board, Frank R. Cohen ("Cohen"), its President, Robert Genova ("Genova") and its Vice President, Csaba Toro ("Toro") on October 18, 1999, commencing January 1, 2000. The agreements provide for annual compensations of $200,000, $350,000 and $96,000 for the Chairman of the Board, President and Vice President of the Company, respectively.

                     The agreements further provide that, if employment is terminated other than for willful breach by the employee or for cause or in event of a change in control of the Company, then the employee has the right to terminate the agreement. In the event of any such termination, the employee will be entitled to receive the payment due on the balance of his employment agreement.

                     The Company has no pension or profit sharing plan or other contingent forms of remuneration with any officer, director, employee or consultant.

                     There were no changes in the Employment and Management Agreements in the last fiscal year.

DIRECTOR COMPENSATION

                     Directors who are also officers of the Company are not separately compensated for their services as a director. Directors who are not officers do not receive cash compensation for their services; however, non-employee directors are reimbursed for their expenses incurred in connection with attending meetings of the Board or any committee on which they serve and are eligible to receive awards under the Company's 1993 Stock Option Plan (described below). No stock option awards were made to non-employee directors as of April 12, 2001.

STOCK OPTION PLAN
                     The Company's 1993 Stock Option Plan (the "Plan") permits the grant of options to employees of the Company, including officers and directors, who are serving in such capacities. An aggregate of 670,000 shares of Common Stock are authorized for issuance under the Plan. The number of shares available under the Plan was increased from 350,000 to 670,000 shares by vote of the shareholders at the annual meeting held on May 12, 1999. At December 31, 2000, 222,500 options were available under the Plan. The Plan provides that qualified and non-qualified options may be granted to officers, directors, employees and consultants to the Company for the purpose of providing an incentive to those persons to work for the Company. In November 2000, a total of 67,500 options exercisable at $1.50 per share were granted to key employees of the Company including 20,000 stock options received by Csaba Toro, a Director of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

                     In January 1999, the Company loaned Mr. Toro $150,000 for the purpose of purchasing an apartment condominium in Budapest. The loan bears interest at the rate of 11 1/2% per annum and is secured both by Mr. Toro's employment contract and by a lien on the property. Mr. Toro has paid all amount but $49,989 of said loan, which amount is to be paid after April 10, 2001.

                     Management believes that the transaction with Mr. Toro was made on terms no less favorable to the Company than those available from u naffiliated parties. It is intended that any future transactions with officers, directors and affiliates of the Company will be made on terms no less favorable to the Company than those available from unaffiliated parties.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF DIRECTORS

                                      II.
                   RATIFICATION OF THE APPOINTMENT OF AUDITORS
                           (ITEM 2 ON THE PROXY CARD)

                     Upon the recommendation of the Audit Committee, the Board of Directors has appointed the firm of KPMG HUNGARIA as independent auditors of the Company for the year ending December 31, 2001, subject to ratification of the appointment by the Company's stockholders. A representative of KPMG HUNGARIA is expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG HUNGARIA AS AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                           ANNUAL REPORT ON FORM 10-K

                     The Company will provide upon request and without charge to each stockholder receiving this Proxy Statement a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, including the financial statements and financial statement schedule information included therein, as filed with the SEC on March 30, 2001.

                              STOCKHOLDER PROPOSALS

                     The Company anticipates that the 2002 Annual Meeting of Stockholders will be held in May 2002. Any stockholders who intend to present proposals at the 2002 Annual Meeting, and who wish to have such proposal included in the Company's Proxy Statement for the 2002 Annual Meeting, must ensure that the Company's Chairman receives such proposals not later than December 1, 2001. Such proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the Company's 2002 proxy materials.

                                 OTHER BUSINESS

                     The Board of Directors is not aware of any matter other than the matters described above to be presented for action at the Meeting. However, if any other proper items of business should come before the Meeting, it is the intention of the person or persons acting under the enclosed form of proxy to vote in accordance with their best judgment on such matters.

                         By Order of the Board of Directors

                                               /s/Frank R. Cohen
                                        -----------------------------------
                                               Frank R. Cohen
                                               Chairman of the Board
Dated: April 18, 2001
New York, New York

                          REPORT OF THE AUDIT COMMITTEE

                                 March 23, 2001


           The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted accounting principles and to issue a report thereon. The Committee monitors these processes.

           In this context, the Committee met and held discussions with management and the independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380), as amended.

           In addition, the Committee discussed with the independent auditors the auditors' independence from the Company and its management, and the independent auditors provided to the Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

           The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

           Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.



                                      AUDIT COMMITTEE


                                     /s/ Rob van Vliet____
                                  Rob van Vliet, Chairman



                                     /s/ Marten Pieters___
                                       Marten Pieters



                                     /s/ Frank R. Cohen___
                                       Frank R. Cohen

Appendix



                             AUDIT COMMITTEE CHARTER


           The Audit Committee shall consist of not less than three members, a majority of whom shall be independent, as defined in Rule 4200 (a)(14) of the NASD listing standards or successor rule, and each of whom is appointed by the Board. The Audit Committee, which is part of the Board, shall assist the Board in monitoring (1) the integrity of the financial statements of the Company, and
(2) the independence and performance of the Company's internal and external auditors.

           The Audit Committee shall have the authority, following notice to the Chairman of the Board and Chief Executive Officer of the Company, to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor, to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

           The Audit Committee shall make regular reports to the Board.

           The Audit Committee shall:

      In regards to the independent auditor:

1. Receive from the independent auditor the written disclosures and letter required by the Independence Standards Board Standard No.1, discuss such reports with the auditor to the extent they disclose any relationships or services that may impact the objectivity and independence of the outside auditor, and, if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.
2. Review with the Board not less than annually the selection and, where appropriate, replacement of the outside auditor.

      In regards to financial reporting:

1. Review the financial statements with management and the independent auditor, including significant reporting issues and judgments made in connection with such financial statements.
2. Review the Company's accounting principles and any changes thereto suggested by the independent auditor, internal auditors or management.
3. Submit the Audit Committee report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

      In regards to the audit process of the independent auditor:

1. Meet with the independent auditor prior to the audit to review planning and staffing.
2. Review with the independent auditor any problems or difficulties the auditor may have encountered in the course of the audit, and any management letter provided by the auditor and the Company's response to that letter.
3. Discuss with the independent auditor the matters outlined by Statement on Auditing Standards No. 61 relating to the conduct of the audit, and obtain from the independent auditor assurance that the procedural, reporting and other requirements of Section 10A of the Securities Exchange Act of 1934 have been satisfied.

      In regards to the internal audit process:

1. Review the appointment and replacement of the senior internal auditing executive, the adequacy of the internal audit staff and the scope of its activities.
2. Review with management, internal audit and the independent auditor the adequacy of internal controls that could significantly affect the Company's financial statements.

      In regards to legal matters:

1. Review with the Company's counsel and management legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

      The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

                           EUROWEB INTERNATIONAL CORP.
                   ANNUAL MEETING OF STOCKHOLDERS - TO BE HELD
                                  MAY 29, 2001
                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                               BOARD OF DIRECTORS

                     The undersigned, revoking all prior proxies, hereby appoints ROBERT GENOVA and FRANK R. COHEN, and each of them, with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Annual Meeting of Stockholders (the "Meeting") to be held on May 29, 2001, at 2:00 P.M., local time, at the offices of Cohen and Cohen, Attorneys, 445 Park Avenue, 15th Floor, New York, New York 10022, or at any adjournments or postponements thereof.

                     Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES FOR DIRECTOR AND EACH OF THE LISTED PROPOSALS.

(1) The election as directors of all nominees listed below to serve until the 2002 Annual Meeting of Stockholders or until their successors have been duly elected and qualified (except as marked to the contrary).

        Nominees:

         01) FRANK R. COHEN 02) ROBERT GENOVA 03) CSABA TORO
         04) MARTEN PIETERS 05) ROB VAN VLIET

         FOR ALL |_|         WITHHOLD ALL |_|        FOR ALL EXCEPT|_|


  To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.
  ______________


(2) Ratification of the appointment of KPMG HUNGARIA Kft. as auditors of the Company for the fiscal year ending December 31, 2001.


        FOR|_|         AGAINST|_|          ABSTAIN|_|


           The shares represented by this proxy will be voted as directed by the stockholder, but if no instructions are specified, this proxy will be voted for the election of the Board nominees and for the listed proposals.
If any other business is presented at the Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Meeting.

           The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting and accompanying Proxy Statement relating to the Meeting and an Annual Report to Stockholders for fiscal year ended December 31, 2000.


                     NOTE: PLEASE MARK, DATE AND SIGN AS YOUR NAME(S) APPEAR(S) HEREON AND RETURN IN THE ENCLOSED ENVELOPE. IF ACTING AS AN EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ETC., YOU SHOULD SO INDICATE WHEN SIGNING. IF THE SIGNER IS CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME, BY DULY AUTHORIZED OFFICER. IF SHARES ARE HELD JOINTLY, EACH SHAREHOLDER SHOULD SIGN.

   Signature (Please sign within the box) [ ______ ]   DATE:  _______, 2001

   Signature (Joint owners)               [_______ ]   DATE:  _______, 2001